UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT

  Date of Report (Date of earliest event reported): June 12, 1997


                Commission file number: 1-13762


                 RECKSON ASSOCIATES REALTY CORP.
     (Exact name of registrant as specified in its charter)


Maryland                                             11-3233650
(State other jurisdiction of incorporation         (IRS. Employer
of organization)                                   Identification Number)

225 Broadhollow Road, Melville, NY                                 11747
(Address of principal executive office)                         (zip code)

                         (516) 694-6900
      (Registrant's telephone number including area code)

ITEM 2.  ACQUISITON OR DISPOSITION OF ASSETS

     On May 1, 1997, the Company acquired a 308,000 square foot, two building, class A office complex for $51.5 million. The buildings are presently 100% leased to AT & T and are located in Short Hills, New Jersey. The asset acquisition was financed with proceeds from the Company's March 1997 common stock offering and through a draw on its credit facility.

     On April 23, 1997, the Company acquired a 452,000 square foot office and research and development complex located in Shelton, Connecticut for approximately $27 million. The complex, which is currently 100% occupied by Timex and Philips Medical Systems under long term leases, is comprised of a three story office building and 320,000 square feet of back office and flex space. The asset acquisition was financed with proceeds from the Company's March 1997 common stock offering.

ITEM 7.  FINANCIAL STATEMENTS

     Financial statements of properties acquired and pro forma financial information.

                RECKSON ASSOCIATES REALTY CORP.
                         ITEM 7
        FINANCIAL STATEMENTS OF PROPERITIES ACQUIRED
           AND PRO FORMA FINANCIAL INFORMATION
                       TABLE OF CONTENTS



DESCRIPTION

          Pro Forma Condensed Combining Balance Sheet as of March 31,
          1997 .......................................................

          Pro Forma Condensed Combining Statement of Operations for
          the Three Months ended March 31, 1997.......................

          Pro Forma Condensed Combining Statement of Operations for
          the Year ended December 31, 1996 ...........................

          Notes to Pro Forma Financial Statements ....................

          Statement of Revenue and Certain Expenses of Short Hills Office Center for the Three Months Ended March 31, 1997 and
          for the Year Ended December 31, 1996 .......................

          Notes to Statement of Revenue and Certain Expenses of Short
          Hills Office Center ........................................

          Statement of Revenue and Certain Expenses of 710 Bridgeport Avenue for the Three Months Ended March 31, 1997 and for the
          Year Ended December 31, 1996 ...............................

          Notes to Statement of Revenue and Certain Expense of 710
          Bridgeport Avenue ..........................................

                       Reckson Associates Realty Corp.
                 Pro Forma Condensed Combining Balance Sheet
                           As of March 31, 1997
                               (Unaudited)



The following unaudited pro forma condensed combining balance sheet is presented as if the The Company had acquired (i) Short Hills Office Center and (ii) 710 Bridgeport Avenue on March 31, 1997.

This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996 and on Form 10-Q for the three months ended March 31, 1997.

The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Short Hills Office Center and 710 Bridgeport Avenue on March 31, 1997, nor does it purport to represent the future financial position of the Company.

                       Reckson Associates Realty Corp.
                 Pro Forma Condensed Combining Balance Sheet
                           As of March 31, 1997
                               (Unaudited)
                                                                             710        March 31,
                                                           Short Hills    Bridgeport      1997
                                             Historical(a) Acquisition(b) Acquisition(c) Pro Forma
                                              _________     ________      _________     _________
                                             (Unaudited)
ASSETS
Real Estate, net                             $ 469,420     $  51,500      $  27,000     $ 547,920
Cash and cash equivalents                      111,822       (30,000)       (27,000)       54,822
Tenants receivables                              2,434             -              -         2,434
Affiliate receivables                            4,737             -              -         4,737
Deferred rent receivable                        12,708             -              -        12,708
Investment in mortgage note receivable          69,435             -              -        69,435
Contract and land deposits pre-acquisition
  costs,                                        11,540             -              -        11,540
Prepaid expenses and other assets                7,836             -              -         7,836
Investments in joint ventures                    6,336             -              -         6,336
Deferred lease costs and loan costs, net        12,451             -              -        12,451
                                             _________     _________      _________     _________
   Total Assets                              $ 708,719     $  21,500      $       -     $ 730,219
                                             =========     =========      =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                       $ 165,852     $       -      $       -     $ 165,852
Credit Facility                                 55,000        21,500              -        76,500
Accrued expenses and other liabilities          13,723             -              -        13,723
Affiliate payables                                 732             -              -           732
Dividends and distributions payable              9,555             -              -         9,555
                                             _________     _________      _________     _________
   Total Liabilities                           244,862        21,500              -       266,362
                                             _________     _________      _________     _________

Minority interest in consolidated partnership    9,419             -              -         9,419
Limited partners' minority interest in
   operating partnership                        76,846             -              -        76,846
                                             _________     _________      _________     _________
                                                86,265             -              -        86,265
                                             _________     _________      _________     _________

STOCKHOLDERS' EQUITY:

Common Stock                                       172             -              -           172
Additional paid in capital                     377,420             -              -       377,420
                                             _________     _________      _________     _________
   Total Stockholders' Equity                  377,592             -              -       377,592
                                             _________     _________      _________     _________
   Total Liabilities and Stockholders'
   Equity                                    $ 708,719     $  21,500      $       -     $ 730,219
                                             =========     =========      =========     =========

See Accompanying Notes to Pro Forma Financial Statements

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
               For the Three Months Ended March 31, 1997
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if (i) the Company had acquired the Short Hills Office Center and (ii) the Company had acquired 710 Bridgeport Avenue as of January 1, 1997 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the three months ended March 31, 1997.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Short Hills Office Center and 710 Bridgeport Avenue as of January 1, 1997, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                       Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                For the Three Months Ended March 31, 1997
                               (Unaudited)
                                                                             710           Pro       March 31,
                                                           Short Hills    Bridgeport      Forma (g)     1997
                                             Historical(d) Acquisition(e) Acquisition(f) Adjustments  Pro Forma
                                              _________     ________      _________     _________    _________
                                             (Unaudited)
REVENUES
Base Rents                                   $  26,590     $   1,232      $     719     $       -       28,541
Tenant escalations and reimbursements            3,245             -            212             -        3,457
Equity in earnings of real estate joint
  ventures                                          97             -              -             -           97
Equity in earnings of service companies            142             -              -             -          142
Investment and other income                      1,618             -              -             -        1,618
                                             _________     _________      _________     _________    _________

Total Revenue                                   31,692         1,232            931             -       33,855
                                             _________     _________      _________     _________    _________

EXPENSES
Operating expenses
   Property operating expenses                   5,664             6             85             -        5,755
   Real estate taxes                             4,564             -             73             -        4,637
   Ground Rent                                     303             -              -             -          303
   Marketing, general and administrative         1,980             -             62             -        2,042
                                             _________     _________      _________     _________    _________
Total Operating Expenses                        12,511             6            220             -       12,737
                                             _________     _________      _________     _________    _________

Interest                                         4,736             -              -         1,073        5,809
Depreciation and amortization                    5,640           365            191             -        6,196
                                             _________     _________      _________     _________    _________

Total Expenses                                  22,887           371            411         1,073       24,742
                                             _________     _________      _________     _________    _________

Income before minority interests and
   extraordinary item                            8,805           861            520        (1,073)       9,113
Minority partners'interest in consolidated
   partnership income                             (243)            -              -             -         (243)
                                             _________     _________      _________     _________    _________

Income before limited partners' minority
   interest in Operating Partnership income
   and extraordinary items                   $   8,562     $     861      $     520     $  (1,073)       8,870
                                             =========     =========      =========     =========
Limited partners' minority interest in
   operating partnership income                                                                         (1,842)(h)

Net Income                                                                                           $   7,028
                                                                                                     =========
Net Income per common share                                                                          $     .27 (i)
                                                                                                     =========
Weighted average common shares outstanding                                                              26,569
                                                                                                     =========

See Accompanying Notes to Pro Forma Financial Statements

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                  For the Year Ended December 31, 1996
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if (i) the Company had acquired the Short Hills Office Center and (ii) the Company had acquired 710 Bridgeport Avenue as of January 1, 1996 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Short Hills Office Center and 710 Bridgeport Avenue on January 1, 1996, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                       Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                   For the Year Ended December 31, 1996
                               (Unaudited)
                                                                             710           Pro       December 31,
                                                           Short Hills    Bridgeport      Forma (m)     1996
                                             Historical(j) Acquisition(k) Acquisition(l) Adjustments  Pro Forma
                                              _________     ________      _________     _________    _________
                                             (Unaudited)
REVENUES
Base Rents                                   $  82,150     $   4,517      $   2 768     $       -       89,435
Tenant escalations and reimbursements           10,628             -            764             -       11,392
Equity in earnings of real estate joint
  ventures                                         266             -              -             -          266
Equity in earnings of service companies          1,031             -              -             -        1,031
Investment and other income                      2,066             -              -             -        2,066
                                             _________     _________      _________     _________    _________

Total Revenue                                   96,141         4,517          3,532             -      104,190
                                             _________     _________      _________     _________    _________

EXPENSES
Operating expenses
   Property operating expenses                  18,959            30            541             -       19,530
   Real estate taxes                            13,935             -            298             -       14,233
   Ground Rent                                   1,107             -              -             -        1,107
   Marketing, general and administrative         5,949             -            221             -        6,170
                                             _________     _________      _________     _________    _________
Total Operating Expenses                        39,950            30          1,060             -       41,040
Interest                                        13,331             -              -         5,580       18,911
Depreciation and amortization                   17,670         1,459            765             -       19,894
                                             _________     _________      _________     _________    _________

Total Expenses                                  70,951         1,489          1,825         5,580       79,845
                                             _________     _________      _________     _________    _________

Income before minority interests and
   extraordinary item                           25,190         3,028          1,707        (5,580)      24,345
Minority partners'interest in consolidated
   partnership income                             (808)            -              -             -         (808)
                                             _________     _________      _________     _________    _________

Income before limited partners' minority
   interest in Operating Partnership income
   and extraordinary items                   $  24,382     $   3,028      $   1,707     $  (5,580)      23,537
                                             =========     =========      =========     =========
Limited partners' minority interest in
   operating partnership income                                                                         (5,743)(n)

Net Income before extraordinary item                                                                 $  17,794
                                                                                                     =========
Net Income per common share before extraordinary item                                                $     .89 (o)
                                                                                                     =========
Weighted average common shares outstanding                                                              19,928
                                                                                                     =========

See Accompanying Notes to Pro Forma Financial Statements

                     Reckson Associates Realty Corp.
                Notes to Pro Forma Financial Statements
                             (Unaudited)
                (in thousands, except shares and units)



Pro Forma Condensed Combining Balance Sheet

A. Reflects the Company's historical balance sheet as of March 31, 1997 (unaudited).

B. Reflects the acquisition of Short Hills Office Center with proceeds from the March 1997 common equity offering and borrowings under the credit facility.

C. Reflects the acquisition of 710 Bridgeport Avenue with proceeds from the March 1997 common equity offering.

Pro Forma Statements of Operations For the Year Ended December 31, 1996 and Three Months Ended March 31, 1997.

D. Reflects the historical operations of the Company for the three months ended March 31, 1997.

E. Reflects the revenues and certain expenses of the Short Hills Office Center for the three months ended March 31, 1997.

F. Reflects the revenues and certain expenses of 710 Bridgeport Avenue for the three months ended March 31, 1997.

G. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

H. Represents the minority interest of the Limited Partners in the Operating Partnership at an effective pro forma rate of approximately 20.8%.

I. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the three months ended March 31, 1997 of 26,569,000. This reflects a two-for-one stock split which was distributable on April 15, 1997.

J. Reflects the historical operations of the Company for the year ended December 31, 1996.

K. Reflects the revenues and certain expenses of Short Hills Office Center for the year ended December 31, 1996.

L. Reflects the revenues and certain expenses of 710 Bridgeport Avenue for the year ended December 31, 1996.

M. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

N. Represents the minority interest of the Limited Partners in the Operating Partnership at an effective pro forma rate of approximately 24.4%.

O. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the year ended December 31, 1996 of 19,928,000. This reflects a two-for-one stock split distributable on April 15, 1997.

                         Report Independent Auditors


Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("710 Bridgeport Avenue") to be acquired from 710 Bridgeport Avenue Associates L.P., ("Bridgeport") by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of 710 Bridgeport Avenue's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of 710 Bridgeport Avenue's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 710 Bridgeport Avenue as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                     	Ernst & Young LLP


New York, New York
May 23, 1997

                              710 Bridgeport Avenue
                     Statement of Revenues and Certain Expenses
                                 (in thousands)
                                    (Note 1)


                      	       Three months ended      Year ended
                                 March 31, 1997	    December 31, 1996
                                ________________     ______________
                                  (Unaudited)
Revenues: (Notes 2 and 5)
Base rents	                    $             719     $        2,768
Tenant escalations                           212                764
                                ________________     ______________

Total revenues                               931              3,532
                                ________________     ______________

Certain Expenses:
Property operating expenses
  (Note 4)                                    85                541
Real estate taxes                             73                298
Management fees (Note 3)                      62                221
                                ________________     ______________

Total certain expenses                       220              1,060
                                ________________     ______________

Revenues in excess of
  certain expenses              $            711     $        2,472
                                ________________     ______________

See accompanying notes to financial statement.

                             710 Bridgeport Avenue
                Notes to Statement of Revenues and Certain Expenses
                     For the Year Ended December 31, 1996


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an industrial building, 710 Bridgeport Avenue, owned by 710 Bridgeport Avenue Associates, L.P. The property is located in Shelton, Connecticut.

710 Bridgeport Avenue is not a legal entity but rather certain real estate subject to a purchase contract by Reckson Associates Realty Corp. (the "Company"). The accompanying statement of revenues and certain expenses includes the accounts of 710 Bridgeport Avenue.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2. Lease and Revenue Recognition

710 Bridgeport Avenue is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $195,000 and $6,000 for the year ended December 31, 1996 and the three months ended March 31, 1997 (unaudited), respectively. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, as well as fixed increases in rent.


3. Management Agreements

710 Bridgeport Avenue is managed by an affiliate of the owner which provides property management services at the rate of 5% of gross cash receipts. A tenant of the building also receives a management fee for services rendered at the property.

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $52,000 for insurance, $105,000 for utilities, $214,000 in contract service costs and $170,000 in repair and maintenance costs. For the three months ended March 31, 1997 (unaudited), property operating expenses include approximately $13,000 for insurance, $28,000 for utilities, $18,000 for contract service costs and $26,000 for repair and maintenance costs.

5. Significant Tenants

Timex Inc. and North American Philips Corp. are the tenants in this building whose leases expire on February 28, 2003 and July 10, 2005, respectively.

                         Report Independent Auditors


Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("Short Hills Office Center") to be acquired from Short Hills NJ, Inc.
("Short Hills") by Reckson Associates Realty Corp., as described in Note 1, for the year ended December 31, 1996. The financial statement is the responsibility of the Short Hills Office Center 's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the Short Hills Office Center's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Short Hills Office Center as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                     	Ernst & Young LLP


New York, New York
May 16, 1997

                             Short Hills Office Center
                     Statement of Revenues and Certain Expenses
                                 (in thousands)
                                    (Note 1)


                      	       Three months ended      Year ended
                                 March 31, 1997	    December 31, 1996
                                ________________     ______________
                                  (Unaudited)
Revenues: (Notes 2)
Base rents 	                    $          1,232     $        4,517
                                ________________     ______________

Total revenues                             1,232              4,517
                                ________________     ______________

Certain Expenses:
Property operating expenses
  (Note 4)                                     6                 30
                                ________________     ______________

Total certain expenses                         6                 30
                                ________________     ______________

Revenues in excess of
  certain expenses              $          1,226     $        4,487
                                ________________     ______________

See accompanying notes to financial statement.

                            Short Hills Office Center
                Notes to Statement of Revenues and Certain Expenses
                     For the Year Ended December 31, 1996


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of two office buildings, Short Hills Office Center, owned by Short Hills NJ, Inc. ("Short Hills"). The property is located in Short Hills, New Jersey.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

The statement of revenues and certain expenses for the three months ended March 31, 1997 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. Lease and Revenue Recognition

The Short Hills Office Center is being leased to one tenant under an operating lease. The lease is a net lease that provides that certain operating expenses such as property taxes and utilities are to be paid directly by the tenant and accordingly are not reflected in the statement. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over amounts so recognized was approximately $284,000 for the year ended December 31, 1996.

The Short Hills Office Center is comprised of two office buildings leased to a single tenant, the lease on the east building expires on April 30, 2001 and the west building April 30, 2003.

3. Management and Leasing Agreements

The Short Hills Office Center is managed and leased by Short Hills NJ, Inc. ("Short Hills").

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1996 include approximately $19,000 for insurance and $11,000 in repair and maintenance costs. For the three months ended March 31, 1997 (unaudited) property operating expenses include approximately $4,000 for insurance and $2,000 for repairs and maintenance costs.